BioLargo

We Make Life Better



Better Solutions for: Air – Water – Energy

Strategy:
Invent, Prove, Partner

Stock Symbol:
BLGO

Safe Harbor Statement

All statements, other than statements of historical fact, included in this presentation and management's explanation and discussion of this presentation, regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management are forward-looking statements. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions, including graphical information, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that the expectations underlying our forward-looking statements are reasonable, these expectations may prove to be incorrect, and all of these statements are subject to risks and uncertainties. Therefore, you should not place undue reliance on our forward-looking statements. We have included important risks and uncertainties in the cautionary statements about our business in our filings with the Securities and Exchange Commission, particularly the section titled "Risk Factors" in our Form 10-K and subsequent filings. We believe these risks and uncertainties could cause actual results or events to differ materially from the forward-looking statements that we make. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections or expectations prove incorrect, actual results, performance or financial condition may vary materially and adversely from those anticipated, estimated or expected. In the light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made.



Who we are

- Innovators, scientists, engineers, and entrepreneurs
- Passionate about sustainability and human health
- Driven by a mission to *make life better*



What we do

- Best-in-class solutions for cleantech problems
- Engineering-forward technologies
- Focus on problems without solutions

Operating Segments
Commercializing our Technologies

The BioLargo Innovation Engine

BioLargo
We Make Life Better

BioLargo Engineering, Science & Technologies — Engineering

BioLargo Canada — R&D

CLYRA™ Medical Technologies Inc

- Wound irrigation and infection control platform (FDA 510 (k) cleared)
- Working through contract manufacturers – including purchase of a portion of the capital equipment to support sales through distribution

BioLargo ENERGY TECHNOLOGIES

- Safe, efficient, long duration energy storage
- 8+ years R&D prior to acquisition
- Built out cutting-edge small manufacturing facility to make and test prototype cells
- Plan is to commercialize through partnerships

ONM ENVIRONMENTAL PRODUCTS AND SERVICES

- Blockbuster www.pooph.com
- Industrial success with CupriDyne Clean™
- Odor & VOC elimination

BioLargo EQUIPMENT • SOLUTIONS • TECHNOLOGIES

- PFAS treatment technology (and AOS and more)
- Water reuse technology co-developed with Garratt-Callahan
- NJ install (PFAS) planned Fall 2024
- Commenced operations Jan 2024; robust pipeline

REVENUE (PAST 6 YEARS)


$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$ MILLIONS
2018
2019
2020
2021
2022
2023

Trends are not necessarily indicative of future performance


QUARTERLY REVENUE AND SG&A
Revenue
SG&A
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
MILLIONS
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2022
2023
2024

Key highlights from Q1 2024:

Revenue:

- Q1 was **$4,760,000**, an increase of $390,000 over Q4's $4,370,000
- 9% quarter-over-quarter increase
- 28% increase compared to Q1 2023

Cash generated from operating activities:

- Q1 cash flow of **$481,000**, an increase of $483,000 from Q4's ($2,000)

Net Loss:

- Q1 net loss was **$775,000**, a 32% decrease quarter-over-quarter
- 57% increase compared to Q1 2023
- **Net loss included $623,000** in non-cash equity compensation expenses


2024 REVENUE RUN RATE SCENARIOS
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$-
$ MILLIONS
2018
2019
2020
2021
2022
2023
2024

Current revenue run rate

Q1 2024 revenue was $4,760,000

Our current annual revenue run rate is **$19 million**

Trends are not necessarily indicative of future performance, and future revenues are highly dependent on our partners' performance.

NET STOCKHOLDER'S EQUITY


$6
$5
$4
$3
$2
$1
$0
$(1)
$(2)
$(3)
MILLIONS
2018
2019
2020
2021
2022
2023
Q1 OF 2024
$5.1M

Trends are not necessarily indicative of future performance

POOPH – Consumer pet odor product

- Product marketed and sold by our partners, award-winning consumer product experts (Ikigai Marketing Works)
- ONM receives manufacturer's margin and a royalty on sales
- Business strategy: ramp up sales and sell to a major consumer products company
    - ONM would receive 20% of exit



COUCH
POOPH IT!



THEIR BED
POOPH IT!

Pooph – Looking Forward

Current status:

- Revenues continuing to grow as predicted
- Retail presence continues to expand
- Pooph continues to sell via direct-to-consumer, Walmart, Amazon, Ace Hardware, Home Depot, and others
- 30K+ stores already
- New products for 2024: wipes launched, and puppy pads coming soon!


POOPH



*logistics efforts often create delays before actual sales occur

Clyra Medical Technologies:

THE CLYRADVANTAGE


ViaCLYR


bioclynse
CLYRA


oraclyr
oraclyr

Clyra™ Antimicrobial Platform
Infection Prevention & Control

Supporting 3rd-party FDA-compliant manufacturing with $800,000 of specialized equipment to support upcoming distribution

PFAS: the "Forever Chemicals" Plaguing Water Supplies Around the World

Thousands of sites — including public water systems, military bases, and industrial plants — across the US have been identified


United States
Gulf of
Mexico


PFAS


PFAS

https://www.ewg.org/interactive-maps/pfas_contamination/map/
https://www.bbjgroup.com/blog/pfas-the-forever-chemical
https://itrcweb.org/teams/active/pfas



April 10 – EPA Finalized Drinking Water Standards for PFAS

Biden-Harris Administration Finalizes First-Ever National Drinking Water Standard to Protect 100M People from PFAS Pollution

As part of the Administration's commitment to combating PFAS pollution, EPA announces $1B investment through President Biden's Investing in America agenda to address PFAS in drinking water

April 10, 2024

4 parts per trillion

The technical mark for performance with these new standards is very high.

These rules will push the industry to favor our solution, which has been proven to meet these tough performance levels (both with long and short chain molecules).

April 19 –Two PFAS Designated as Hazardous Substances

Biden-Harris Administration Finalizes Critical Rule to Clean up PFAS Contamination to Protect Public Health

EPA action designates two widely used PFAS as hazardous substances under the Superfund law, improving transparency and accountability to clean up PFAS contamination in communities

April 19, 2024

Also announced $10B in funding for PFAS treatment in communities

---

The stakes for handling and disposing of PFAS-laden waste got higher

Other regulatory drivers for PFAS

Feb 8 notice of rulemaking for RCRA Appendix VIII for nine PFAS chemicals

This will have an even bigger effect on handling of PFAS-laden waste


CAUTION
HAZARDOUS
WASTE

Guidance by EPA indicates that PFAS should be already be handled as RCRA



EPA released new testing methodology that implies new Clean Air Act and wastewater regulations are likely coming soon

AEC

AQUEOUS ELECTROSTATIC CONCENTRATOR

- Business model: sell, install, service, exchange membranes through project life
- Removes 99% of PFOA and PFOS in a single stage. Capable of "non-detect" levels, meeting new EPA requirements
- Produces very little waste – up to 40,000 times less than carbon alternative (~80,000 lbs of waste from carbon vs ~2 lbs of waste from AEC)
- We handle all the PFAS-laden waste, making regulatory compliance easy and affordable
- Low energy costs, no chemicals required


AEC
VS
CARBON FILTRATION/ MEDIA FILTRATION
VS
AEC HAS LOWER OPERATION AND MAINTENANCE COSTS
AEC is faster and more energy-efficient than standard filtration.
VS
AEC IS VERSATILE
AEC can work on multiple water streams alone or in conjunction with other water treatment technologies.
VS
HAZARDOUS WASTE
AEC IS ENVIRONMENTALLY FRIENDLY
AEC produces less than 1/40,000 the PFAS-laden waste of carbon filtration.
BioLargo
We Make Life Better


The PFAS treatment waste conundrum
What they don't tell you about other PFAS capture technologies
GAC-based filtration
VS
AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR

AEC produces less waste

Disposal of PFAS-laden waste is expensive, difficult, and has regulatory implications

New Jersey PFAS treatment project

Project is underway

Targeting installation by November 2024


360.00"
36.00"
AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR

See press release dated December 20, 2023:
https://biolargo.blogspot.com/2023/12/biolargos-pfas-removal-technology-lands.html

CELLINITY

Trends driving energy storage demand


The AI Boom Could Use a Shocking Amount of Electricity

Powering artificial intelligence models takes a lot of energy. A new analysis demonstrates just how big the problem could become

Takeaway:
AI uses a lot more energy than most people realize, accelerating the world's electricity needs


The potential impact of electric vehicles on global energy systems

Electric vehicles are unlikely to create a power-demand crisis but could reshape the load curve. Here's how to bend that curve to your advantage.

Takeaway:
EVs a driving force for "electrification", which is unbalancing the grid and necessitating battery energy storage

The problems with lithium

- Explosive
- High risk of thermal runaway
- Global supply chain risk
- Poor environmental outcomes





BioLargo ENERGY TECHNOLOGIES*

BioLargo Liquid Sodium Battery:

Long-Duration Energy Storage (LDES) System

Because the world needs better batteries



BioLargo
Engineering, Science & Technologies

- Better, safer, less expensive option for long duration energy storage (LDES)
- Non-venting, sealed design
- Longer lasting
- Performance does not degrade over thousands of charge/discharge cycles
- 100% domestic supply possible

**a subsidiary of BioLargo, Inc.*

How to monetize a new battery technology?

Choices:

1) Manufacture battery packs and sell them

- Traditional thinking
- Risky, expensive
- Requires too much capital, too much time

2) Build factories that are financed and owned by partners and operated under licensure

- Generate cash flow early
- Preserve Capital
- High ROI
- Shares wealth & scales more rapidly
- Leverages core competencies
- We supply critical components

3) Participate in energy production and delivery (power purchase agreements)

- A future opportunity once battery manufacture and supply chain is at scale
- Maybe later






Commercialization Pathway



Target market is worth billions

BioLargo ENERGY TECHNOLOGIES


BioLargo

Complete pilot manufacturing

Make and test cells

Scale up cells and battery packs

Make licensing partnerships

Build component manufacturing facility

Engage with partners as consulting engineer and licensing partner to build factories

Scale Up

The BioLargo Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service enviromental engineering company that makes life better by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air, and advanced antimicrobials for healthcare.



Westminster, California, USA
Edmonton, Alberta, Canada
Oak Ridge, Tennessee, USA
Daegu, South Korea (Joint Venture)
Tampa, Florida, USA

BioLargo We Make Life Better

OTCQB: BLGO

Contact:

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA 92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com